Exhibit 99.1 UNITED STATES DISTRICT COURT DISTRICT OF SOUTH CAROLINA ROCK HILL DIVISION IN RE 3D SYSTEMS CORPORATION Lead Case No. 0:15-cv-03756-MGL DERIVATIVE LITIGATION (Derivative Action) This Document Relates To: ALL ACTIONS NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE ACTIONS TO: ALL OWNERS OF COMMON STOCK OF 3D SYSTEMS CORPORATION (“3D SYSTEMS” OR THE “COMPANY”) AS OF SEPTEMBER 20, 2019 (“CURRENT 3D SYSTEMS STOCKHOLDERS”) (EXCLUDING THE INDIVIDUAL DEFENDANTS, THE OFFICERS AND DIRECTORS OF 3D SYSTEMS, MEMBERS OF THEIR IMMEDIATE FAMILIES, AND THEIR LEGAL REPRESENTATIVES, HEIRS, SUCCESSORS, OR ASSIGNS, AND ANY ENTITY IN WHICH THE INDIVIDUAL DEFENDANTS HAVE OR HAD A CONTROLLING INTEREST) AND THEIR SUCCESSORS-IN-INTEREST. PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY, AS YOUR RIGHTS MAY BE AFFECTED BY PROCEEDINGS IN THE LITIGATION. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF STOCKHOLDER DERIVATIVE LITIGATION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY LEGAL PROCEEDINGS IN THIS ACTION. IF THE COURT APPROVES THE SETTLEMENT AND DISMISSAL OF THE DERIVATIVE ACTIONS, STOCKHOLDERS OF 3D SYSTEMS AND 3D SYSTEMS WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS. PLEASE NOTE THAT THE DERIVATIVE ACTIONS ARE NOT A “CLASS ACTION” AND NO INDIVIDUAL STOCKHOLDER HAS THE RIGHT TO BE COMPENSATED AS A RESULT OF THE SETTLEMENT OF THE DERIVATIVE ACTION. YOU ARE HEREBY NOTIFIED, pursuant to an Order of the United States District

Court for the District of South Carolina (the “Court”) that a proposed Settlement1 has been reached between the parties to a consolidated stockholder derivative action captioned In re 3D Systems Corporation Derivative Litigation, Lead Case No. 0:15-cv-03756-MGL (D.S.C.) (the “Consolidated Derivative Action”). The terms of the proposed Settlement of the Derivative Action are set forth in the Stipulation and the exhibits attached thereto. In addition to the Consolidated Derivative Action, if approved, the Settlement will also resolve the following derivative actions: (i) In re 3D Systems Corporation Stockholder Derivative Litigation, Lead Case No. 2015-CP-46-02225 (S.C. Ct. of Common Pleas York Cnty.); (ii) Booth v. Reichental, et al., No.1:15-cv-00692-RGA (D. Del.); and (iii) Gee v. Hull, et al., Case No. BC610319 (consolidated with Lu v. Hull, et al., Case No. BC629730 (Cal Super. Ct. L.A. Cnty.)) (collectively, with the Consolidated Derivative Action, the “Derivative Actions”). This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, including Exhibit A thereto, which has been filed with the Court and which was also filed, along with this Notice, as part of a Form 8-K with the U.S. Securities and Exchange Commission by the Company on October 17, 2019. The Derivative Actions variously allege claims for breach of fiduciary duty, insider trading, unjust enrichment, waste of corporate assets, abuse of control, gross mismanagement, contribution, and indemnification against the Individual Defendants in connection with the Individual Defendants’ alleged failure to exercise oversight with respect to: (i) the implementation and operational results of management’s acquisition-based strategy; (ii) the effectiveness of 3D Systems’ internal controls over accounting and financial reporting; and (iii) the statements and guidance published on 3D Systems’ behalf. The Individual Defendants have denied, and continue to deny, all allegations of wrongdoing or liability asserted in the Derivative Actions. Pursuant to the terms of the Settlement set forth in the Stipulation, 3D Systems agrees to adopt and/or maintain certain Corporate Governance Reforms that are set forth in Exhibit A to the Stipulation within seventy-five (75) days of the Effective Date, and shall be maintained for a period of no less than three (3) years following the Effective Date of the Settlement. Additionally, 3D Systems and its Board acknowledge that the adoption, implementation, and maintenance of the Corporate Governance Reforms, as detailed in Exhibit A to the Stipulation, confer a substantial corporate benefit upon the Company under Delaware’s corporate benefit doctrine, and that the filing, prosecution, and resolution of the Derivative Actions was the primary cause for the adoption, implementation, and maintenance of the Corporate Governance Reforms. A full recitation of the Corporate Governance Reforms can be found by reviewing the Stipulation and Exhibit A at the following website: https://3dsystems.com/investor. Plaintiffs’ Counsel believe that the Settlement confers substantial benefits on 3D Systems and its stockholders, including, inter alia, the adoption of the following categories of Corporate Governance Reforms (further detailed in Exhibit A to the Stipulation): (i) board independence and oversight reforms; (ii) enhancements to oversight of corporate strategy and risk, internal controls, and disclosures; and (iii) enhancements to policies and oversight designed to reduce opportunities and incentives to commit similar alleged wrongdoing. The terms of the Settlement directly address the claims at issue in the Derivative Actions. Additionally, Defendants 1 All capitalized terms herein have the same meanings as set forth in the Stipulation and Agreement of Settlement dated September 20, 2019 (the “Stipulation”).

acknowledge that the filing and maintenance of the Derivative Actions prompted the Board to adopt the following summary of corporate governance policies enacted and other changes made at 3D Systems since August 2015: (i) allow special meetings to be called by stockholders owning shares representing at least twenty-five (25) percent of the then outstanding Voting Stock, a right previously conferred on majority stockholders; (ii) transfer responsibility for executive succession plans, recommendation of Chief Executive Officer (“CEO”) candidates to the Board, and approval of candidates for other senior executive positions from the Compensation Committee to the Corporate Governance and Nominating Committee; (iii) hold annual rather than triennial say-on-pay votes; (iv) enhance the Compensation Committee’s evaluation of the CEO’s compensation and clarify the criteria to be considered by the Compensation Committee in determining the long-term incentive component of the CEO’s compensation; and (v) require the Compensation Committee to review and approve the Compensation and Analysis section of the annual report on Form 10-K and annual proxy statement. The Individual Defendants agreed to cause their insurance carriers to pay an award of attorneys’ fees and expenses to be paid to Plaintiffs’ Counsel in the total amount of $2,150,000.00 (the Fee and Expense Amount), and to not oppose an application by Plaintiffs to the Court for service awards not to exceed $2,000 per Plaintiff, to be paid out of such Fee and Expense Amount awarded by the Court. All of the terms of the Settlement, including the payment of the Fee and Expense Amount and the Service Awards are subject to approval by the Court. YOU ARE HEREBY NOTIFIED that, a hearing will be held on December 19, 2019 at 10:00 a.m., before the Honorable Judge Mary Geiger Lewis of the United States District Court for the District of South Carolina, Rock Hill Division, 901 Richland Street, Columbia, South Carolina 29201, to (i) determine whether the proposed Settlement of the Derivative Actions on the terms and conditions provided for in the Stipulation is fair, reasonable, and adequate and in the best interests of 3D Systems and its stockholders; (ii) hear and rule on any objections to the proposed Settlement, the proposed Judgment, the proposed Fee and Expense Amount, and/or Service Awards that are timely submitted as specified below; (iii) determine whether to approve the Fee and Expense Amount and Service Awards, and (iv) determine whether the Court should enter the Judgment, attached as Exhibit C to the Stipulation, which would dismiss with prejudice the Derivative Actions and release the Released Claims. Any Current 3D Systems Stockholder may object to the Settlement of the Derivative Action, the proposed Judgment, the proposed Fee and Expense Amount, and/or Service Award, and may also (but need not) appear in person or by his, her, or its attorney at the Settlement Hearing. To object, such stockholders must submit a written statement explaining the stockholder’s objection(s) and the reasons for such objection(s) and shall also: (a) submit a written statement identifying such stockholder’s name, address, and telephone number, and, if represented by counsel, the name, address, and telephone number of counsel; (b) state the case name and number, In re 3D Systems Corporation Derivative Litigation, Lead Case No. 0:15-cv- 03756-MGL (D.S.C.); (c) provide proof of current ownership of 3D Systems common stock, as well as documentary evidence of when such stock ownership was acquired; (d) submit any documentation in support of such objection(s), including clearly identifying any and all evidence that would be presented at the Settlement Hearing in connection with such objection(s); (e) identify any case,by name and court,in which the objector or his, her, or its attorney, if any, has objected to a settlement in the last three (3) years; and (f) include a proof of service signed under penalty of perjury. If the stockholder (whether personally or through counsel) wishes to appear at the Settlement Hearing, he, she, or it must also include a statement of intention to appear at the Settlement Hearing. Such materials must be filed with the Clerk of the United States District Court for the District of South Carolina—Rock Hill Division and delivered by hand or by First Class Mail to the following addresses, postmarked at least fourteen (14) calendar days before the Settlement Hearing: JOHNSON FISTEL, LLP ALSTON & BIRD Michael I. Fistel, Jr. John A. Jordak, Jr. 40 Powder Springs Street Suite 4900 Marietta, GA 30064 1201 West Peachtree Street Atlanta, GA 30309-3424 Counsel for Plaintiffs Counsel for Defendants Any Person or entity who fails to object in the manner described above shall be: (i) deemed to have waived any objection to the Settlement, Judgment, Fee and Expense Amount, and/or Service Awards; (ii) barred from raising such objection in this Derivative Action, or any other action or proceeding; and (iii) bound by the Final Order and Judgment and the releases of claims therein. Current 3D Systems Stockholders that have no objection to the Settlement, Judgment, Fee and Expense Amount, and/or Service Awards do not need to appear at the Settlement Hearing or take any other action. Inquiries regarding the proposed Settlement also may be made to counsel for the Plaintiffs: Michael I. Fistel, Jr., Johnson Fistel, LLP, 40 Powder Springs Street, Marietta, GA 30064, telephone: (470) 632-6000. DATED: OCTOBER 17, 2019 BY ORDER OF THIS COURT UNITED STATES DISTRICT COURT DISTRICT OF SOUTH CAROLINA ROCK HILL DIVISION DO NOT CONTACT THE CLERK OF THE COURT REGARDING THIS NOTICE